UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5047

Tax-Free Fund of Colorado
(Exact name of Registrant as specified in charter)

   380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

  Joseph P. DiMaggio
  380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code:(212) 697-6666

Date of fiscal year end: 3/31/13

Date of reporting period: 3/31/13

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
March 31, 2013

TAX-FREE FUND OF COLORADO A tax-free income investment

Serving Colorado Investors For Over 25 Years Tax-Free Fund of Colorado “Economies of Scale”

May, 2013

Dear Fellow Shareholder:

     No, you’re not mistaken … you did just receive an annual report a mere three months ago.

     So, you might ask, “Why are you sending me an annual report now?” Management of your Fund is continuously looking for ways to streamline the services we provide to you and other shareholders. In turn, we oftentimes can not only improve the quality of the services we provide to you, but also reduce the costs to your Fund.

     With this in mind, we determined it would be beneficial for all of the Aquila Group of Funds tax-free bond funds to have a March 31st fiscal year end. A common fiscal year end will allow us to reduce the overall amount of financial, audit and legal review time and spreads the cost of such reviews over the seven tax-free bond funds in the Aquila Group of Funds, resulting in some economies of scale. It also allows the shareholders of all seven funds to be informed of pertinent issues at the same time.

     We understand that an additional report at this time may seem redundant. But, it is necessary this one time in order to comply with Securities and Exchange Commission regulations. Going forward, you will receive only the two required financial reports - a March 31st Annual Report and a September 30th Semi-Annual Report.

     One thing that hasn’t changed (and will never change) is our continued appreciation of your investment in Tax-Free Fund of Colorado. We hope to continue serving you for many more fiscal year ends to come!

Sincerely,

Diana P. Herrmann, President

Consideration should be given to the risks of investing, including potential loss of value, market risk, interest rate risk, credit risk, and geographic concentration. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For certain investors, some dividends may be subject to Federal and state taxes.

NOT PART OF THE ANNUAL REPORT

Serving Colorado Investors For Over 25 Years Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion

U.S. Economy

     At the end of 2012, the much reported and dramatically named fiscal cliff resulted from a culmination of the expiration of the Bush tax cuts, temporary payroll tax cut and extended unemployment benefits all expiring while higher Medicare taxes and cuts to discretionary spending, agreed to in the Budget Control Act of 2011 (the “BCA”), became effective. The fiscal cliff was averted after the House of Representatives and Senate reached a last-minute compromise and the Federal Reserve (the “Fed”) indicated they may reevaluate quantitative easing if they see substantial improvements in the labor market. The compromise in Congress to avoid the fiscal cliff consisted mostly of raising revenue through new taxes and postponement of most other fiscal decisions until February 2013. From the bond market’s perspective, the last minute maneuvers resulted in a steepening of the U.S. Treasury curve with longer rates rising most significantly.

     While the fiscal cliff was largely averted, sequestration was not. On March 1 automatic spending cuts to the U.S. federal budget began. Early estimates of impacts on municipal issuers indicate the effects of sequestration will be limited, primarily due to the fiscal flexibility of states and the federal nature of the cuts. However, we do expect to see some spending reluctance on the part of issuers due to the uncertainty of the financial impact of sequestration. Therefore, we continue to remain cautious of bonds with a high degree of dependence on appropriations from the federal government. In our last management discussion we expressed similar sentiment regarding federal spending following the Treasury Department’s report that the debt limit of $14.29 trillion had been reached in May 2011.

     Over the past year, economic data continued to indicate that the recovery is well under way, although proceeding at a slow pace. Consumer spending for autos and housing have shown recent strength. In January, the Case Shiller housing index was up 8.1% year-over-year, the greatest increase since the summer of 2006. However, while personal income and personal spending have exceeded expectations, change in non-farm payrolls has been lower than expected. Nevertheless, the ability of the U.S. equity and real estate markets to sustain their recovery will likely have the greatest impact on the bond market.

State Economy

     Colorado’s economic recovery has become one of the strongest in the nation led by growth in consumer spending, robust improvement in housing prices, employment growth, and a rebound in manufacturing activity. The Colorado unemployment rate improved to 7.1% in March, down from over 8% a year ago. Sectors showing the best growth in employment were hotel and food services, administrative and waste management services, and the health care industry. Federal government, retail trade, and educational services had flat to slightly negative changes.

1 | Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     The strength in the housing market has been led by the Denver market where we have seen year-over-year double digit increases in the past few months. Market prices have been driven up by very low mortgage rates and a low supply of homes. As the market continues to improve and the impact of negative home equity begins to dwindle, we expect more sellers will enter the market. The real estate market performance will likely aid in construction employment and sales of home furnishings and home improvements.

     The oil and gas industry continues to be an important and volatile sector of the Colorado economy. Although the number of oil and gas rigs has declined in recent months due to diminishing gas prices, new technologies have allowed existing rigs to be more productive and efficient and continue to make a positive contribution to the overall economy.

     We are concerned about Colorado’s agriculture and tourism sectors. Drought conditions have continued for over 2 years thereby requiring a reduction in acreage of water crops and a reduction in the size of sheep, cattle and goat herds. The ski industry also has been negatively impacted by the lack of early season snow.

Fund Performance

     Portfolio characteristics for Tax-Free Fund of Colorado (the “Fund”) have remained defensive during the past year. The weighted average maturity was shortened to 10.76 years as of March 31st from 11.28 years as of March 31, 2012 and the portfolio duration increased slightly from 4.9 years to 5.25 due to the addition of some lower yielding securities and portfolio maturities late in the year. Fund credit quality has remained remarkably high with 73% rated AAA or AA. For the 12 months ending March 31, 2013, the Y share class of your Fund provided a 4.50% total rate of return which compared favorably to the 3.85% return for the Barclays Capital Quality Intermediate Municipal Bond Index during the same period. The Fund’s more favorable performance can be attributed to a slightly longer duration versus the index, which generated higher prices in a declining interest rate environment. Securities issued in the state of Colorado also performed slightly better than the national average. Your Fund’s securities rated A and BBB contributed to positive outperformance as credit quality spreads narrowed throughout the period. The Fund’s overweighted position in lease revenue and higher education sectors also boosted performance versus the index.

Outlook and Strategy

     We have sought to maintain a consistent investment strategy with Tax-Free Fund of Colorado, emphasizing intermediate maturities, comprehensive credit analysis, and investment grade credit quality securities with the goal of providing an above-average double tax-exempt dividend and a relatively stable share price. We plan to accomplish this goal in 2013 by maintaining a neutral to defensive interest rate posture. Despite the Fed’s announced intention to maintain low interest rates, we believe the risk to our shareholders is a meaningful rise in interest rates from current historically low levels. Developments leading to a tapering of the Fed’s quantitative easing policy or significant progress toward reducing the Federal deficit could be a catalyst for the market to believe that the economy will improve and exert upward pressure on interest rates. In the absence of improvement, we believe it is likely that we will remain a low interest rate environment for the foreseeable future. In that case, legacy portfolio holdings purchased at higher levels should continue to add stability to your Fund’s share price and monthly dividend. We have also made great efforts to reduce our reinvestment risk by limiting the bonds subject to call in the next 2 years to approximately 8% of your Fund’s portfolio. We intend to closely monitor the yield differentials between long as well as short maturities and the differences between the various credit rating categories.

2 | Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

     As has always been the case, we will seek to reduce our exposure to longer maturities and lower credit quality bonds when their yields narrow relative to shorter, higher quality securities. In a market environment that tempts investors to purchase longer dated maturities or lower credit quality to gain additional yield, we contend it is more prudent to reduce interest rate and credit risks when interest rates are extremely low. Finally, we intend to continue our diligent credit research and surveillance for existing holdings and any securities we consider adding to the portfolio. We strongly believe that it is imperative that we stay as fully informed as possible on the financial condition of our holdings in this challenging economic environment. We believe this investment strategy will generate a reliable double tax-exempt income stream with a relatively stable share price experience.

     Thank you for your investment in Tax-Free Fund of Colorado.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

3 | Tax-Free Fund of Colorado

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Tax-Free Fund of Colorado for the 10-year period ended March 31, 2013 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2013
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 5/21/87
With Maximum Sales Charge	0.32%	4.06%	3.49%	5.34%
Without Sales Charge	4.45	4.92	3.91	5.51

Class C since 4/30/96
With CDSC*	2.45	3.93	2.93	3.60
Without CDSC	3.47	3.93	2.93	3.60

Class Y since 4/30/96
No Sales Charge	4.50	4.97	3.97	4.77

Barclays Capital Index	3.85	5.27	4.46	5.79	(Class A)
				5.13	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

4 | Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Fund of Colorado as of March 31, 2013 and the related statements of operations for the period ended March 31, 2013 and the year ended December 31, 2012, the statements of changes in net assets for the period ended March 31, 2013 and each of the two years in the period ended December 31, 2012, and the financial highlights for the period ended March 31, 2013 and each of the five years in the period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of March 31, 2013, the results of its operations for the period ended March 31, 2013 and the year ended December 31, 2012, the changes in its net assets for the period ended March 31, 2013 and each of the two years in the period ended December 31, 2012, and the financial highlights for the period ended March 31, 2013 and each of the five years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2013

5 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (27.0%)	(unaudited)	Value

	Hospital (0.7%)
	Rangely, Colorado Hospital District
	Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,347,540

	Metropolitan District (3.6%)
	Fraser Valley, Colorado Metropolitan
	Recreational District
1,875,000	5.000%, 12/01/25	NR/A/NR	2,066,944
	Hyland Hills Metro Park & Recreation
	District, Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	878,456
	Meridian Metropolitan District,
	Colorado Refunding
1,645,000	4.500%, 12/01/23 Series A	NR/A-/A	1,773,294
	North Metro Fire Rescue District,
	Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured	NR/AA/NR	1,333,992
	Park Creek Metropolitan District,
	Colorado Revenue Refunding &
	Improvement - Senior Property Tax
	Support
2,000,000	5.500%, 12/01/21 AGC Insured	NR/AA-/BBB	2,304,980
	Poudre Tech Metropolitan District,
	Colorado Unlimited Property Tax
	Supported Revenue Refunding &
	Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA-/NR	1,943,414
	Stonegate Village Metropolitan District,
	Colorado Refunding & Improvement
500,000	5.000%, 12/01/23 NPFG Insured	Baa2/A-/NR	551,755
900,000	5.000%, 12/01/24 NPFG Insured	Baa2/A-/NR	990,486
	Total Metropolitan District		11,843,321

	School Districts (22.0%)
	Adams County, Colorado School
	District #50
1,000,000	4.000%, 12/01/23	Aa2/AA-/NR	1,132,600
3,000,000	4.000%, 12/01/24	Aa2/AA-/NR	3,348,540

6 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Adams & Arapahoe Counties,
	Colorado Joint School District #28J
$2,500,000	5.500%, 12/01/23 (pre-refunded)	Aa2/AA-/NR	$3,119,200
4,500,000	5.000%, 12/01/23	Aa2/NR/NR	5,591,115
1,000,000	5.000%, 12/01/24	Aa2/NR/NR	1,229,760
	Adams & Weld Counties, Colorado
	School District #27J
1,030,000	5.000%, 12/01/22	Aa2/AA-/NR	1,277,725
2,000,000	5.000%, 12/01/24	Aa2/AA-/NR	2,421,000
1,000,000	5.375%, 12/01/26 NPFG Insured	Aa2/AA-/NR	1,131,030
	Adams 12 Five Star Schools, Adams &
	Broomfield County, Colorado
3,200,000	4.000%, 12/15/22	Aa2/AA-/NR	3,740,160
	Arapahoe County, Colorado School
	District #001 Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,839,039
	Boulder Larimer & Weld Counties,
	Colorado
1,260,000	5.000%, 12/15/26 AGMC Insured	Aa2/AA-/NR	1,417,147
1,500,000	5.000%, 12/15/28	Aa2/AA-/NR	1,761,555
	Denver, Colorado City & County
	School District No. 1
3,000,000	4.000%, 12/01/26	Aa2/AA-/AA+	3,306,630
3,000,000	5.250%, 12/01/27	Aa2/AA-/AA+	3,585,510
	Denver, Colorado City & County
	School District No. 1 Series B
3,000,000	5.000%, 12/01/24	Aa2/AA-/AA+	3,703,890
	El Paso County, Colorado School
	District #20
1,085,000	5.500%, 12/15/23 NPFG Insured
	(pre-refunded)	Aa2/NR/NR	1,124,971
	El Paso County, Colorado School
	District #20
1,500,000	4.500%, 12/15/25 AGMC Insured	Aa2/NR/NR	1,685,310

7 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	El Paso County, Colorado School
	District #20 Refunding
$1,945,000	4.375%, 12/15/23	Aa2/NR/NR	$2,261,529
	Gunnison Watershed, Colorado
	School District
1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	1,216,316
	Ignacio School District, Colorado
	Ignacio School District #11JT
1,780,000	4.000%, 12/01/23	Aa2/AA-/NR	2,008,908
	Jefferson County, Colorado School
	District #R-001
3,000,000	5.250%, 12/15/25 AGMC Insured
	(pre-refunded)	Aa2/AA-/NR	3,510,870
	La Plata County, Colorado School
	District #9-R Durango Refunding
2,470,000	5.000%, 11/01/22	Aa2/NR/NR	3,036,075
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,511,080
	Larimer County, Colorado School
	District No. R-1, Poudre Refunding
	& Improvement
3,120,000	4.000%, 12/15/25	Aa2/NR/NR	3,492,278
	Larimer, Weld & Boulder Counties,
	Colorado School District No. R-2J,
	Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,734,600
	Mesa County, Colorado Valley School
	District No. 051, Grand Junction
	Refunding
3,170,000	5.000%, 12/01/22	Aa2/NR/NR	3,963,673
	Summit County, Colorado School
	District No. RE 1 Refunding
2,000,000	4.000%, 12/01/24	Aa2/NR/NR	2,243,860
	Teller County, Colorado School District
	#2 Woodland Park
1,265,000	5.000%, 12/01/17 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,363,000

8 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Weld County, Colorado School
	District #2
$170,000	5.000%, 12/01/15 AGMC Insured	Aa2/AA-/NR	$170,530
	Total School Districts		71,927,901

	Water & Sewer (0.7%)
	Eagle River, Colorado Water &
	Sanitation District Water Subdistrict
	Refunding Series B
1,325,000	4.000%, 12/01/25	NR/A+/NR	1,500,695
	Parker, Colorado Water & Sanitation
	District Refunding, Douglas County,
	Series 2012
750,000	4.000%, 08/01/24	NR/AA-/NR	847,725
	Total Water & Sewer		2,348,420

	Total General Obligation Bonds		88,467,182

	Revenue Bonds (71.3%)

	Airport (3.4%)
	Denver, Colorado City & County
	Airport Revenue System, Series A
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,394,985
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,450,810
	Denver, Colorado City & County
	Airport Revenue System, Series A
	Refunding
4,340,000	5.000%, 11/15/24	A1/A+/A+	5,134,350
	Walker Field, Colorado Public Airport
	Authority Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,098,220
	Total Airport		11,078,365

	Electric (2.6%)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A
2,000,000	4.750%, 11/15/27	Aa2/AA/AA	2,288,540

9 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (continued)
	Colorado Springs, Colorado Utilities
	Revenue, Refunding Series A-1
$1,000,000	4.000%, 11/15/26	Aa2/AA/AA	$1,083,920
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,076,080
	Colorado Springs, Colorado Utilities
	Revenue Refunding Series B
1,285,000	5.250%, 11/15/23	Aa2/AA/AA	1,524,575
	Colorado Springs, Colorado Utilities
	Revenue, Series C-2
1,060,000	5.000%, 11/15/23	Aa2/AA/AA	1,310,785
	Colorado Springs, Colorado Utilities
	Revenue Subordinated Lien
	Improvement Series B
1,160,000	5.000%, 11/15/23 (pre-refunded)	Aa2/AA/AA	1,248,253
	Total Electric		8,532,153

	Higher Education (18.9%)
	Adams State College, Colorado
	Auxiliary Facilities Revenue
	Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,117,340
	Adams State College, Colorado
	Auxiliary Facilities Revenue
	Refunding, Series B
3,000,000	4.500%, 05/15/29	Aa2/AA-/NR	3,209,850
	Colorado Educational & Cultural
	Facility Authority, Regis University
	Project
1,695,000	5.000%, 06/01/24 Radian Insured
	(pre-refunded)	NR/NR/NR*	1,786,649
	Colorado Educational & Cultural
	Facility Authority, Student Housing -
	Campus Village Apartments Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,265,041

10 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado Educational & Cultural
	Facility Authority, University Corp.
	Atmosphere Project, Refunding
$1,700,000	5.000%, 09/01/22	A2/A+/NR	$1,946,245
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,797,192
	Colorado Educational & Cultural
	Facility Authority Revenue,
	University of Denver Project
845,000	4.000%, 03/01/24	A1/NR/NR	933,750
	Colorado Educational & Cultural Facility
	Authority Revenue Refunding,
	University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,201,290
	Colorado Educational & Cultural Facility
	Authority Revenue Refunding,
	University of Denver Project, Series B
3,085,000	5.000%, 03/01/22 NPFG/ FGIC
	Insured (pre-refunded)	A1/A+/NR	3,484,723
	Colorado Educational & Cultural
	Facility Authority, University of
	Denver Project, Series B Refunding
3,620,000	5.250%, 03/01/23 NPFG Insured	A1/A+/AA	3,940,298
	Colorado Mountain Jr. College District
	Student Housing Facilities Enterprise
1,000,000	4.500%, 06/01/18 NPFG Insured	Baa2/NR/NR	1,003,430
1,825,000	5.000%, 06/01/23 NPFG Insured	Baa2/NR/NR	1,831,150
	Colorado School of Mines Enterprise
	Refunding & Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,627,112
	Colorado State Board of Governors
	University Enterprise System, Series A
2,300,000	5.000%, 03/01/25	Aa2/AA-/NR	2,746,591
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA-/NR	1,024,590

11 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado State COP University of
	Colorado at Denver Health Sciences
	Center Fitzsimons Academic
	Projects Series B
$3,135,000	5.250%, 11/01/25 NPFG
	(pre-refunded)	Baa2/AA-/NR	$3,525,402
	Mesa State College, Colorado Auxiliary
	Facilities Enterprise
1,000,000	5.000%, 05/15/20 Syncora Guarantee,
	Inc. Insured (pre-refunded)	A2/NR/NR	1,097,970
2,000,000	5.700%, 05/15/26 (pre-refunded)	NR/AA-/NR	2,455,540
	University of Colorado Enterprise System
1,735,000	5.000%, 06/01/16 (pre-refunded)	Aa2/AA-/AAA	1,748,377
1,000,000	5.250%, 06/01/17 NPFG Insured
	(pre-refunded)	Aa2/AA-/NR	1,008,110
2,000,000	5.000%, 06/01/27	Aa2/AA-/AA+	2,286,260
2,000,000	4.750%, 06/01/27 Series A	Aa2/NR/AA+	2,293,700
	University of Colorado Enterprise
	System, Refunding, Series B
1,680,000	4.000%, 06/01/23	Aa2/AA-/AA+	1,873,402
	University of Colorado Enterprise
	System, Refunding & Improvement
50,000	5.000%, 06/01/24 NPFG/ FGIC
	Insured	Aa2/AA-/NR	54,063
	University of Colorado Enterprise
	System, Refunding & Improvement,
	Series A
3,855,000	5.000%, 06/01/24 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/NR/NR	4,237,069
	University of Northern Colorado
	Greeley Institutional Enterprise
	Refunding, SHEIP, Series A
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,231,584
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,346,749

12 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	University of Northern Colorado
	Refunding
$1,000,000	5.000%, 06/01/24 AGMC Insured	A1/AA-/NR	$1,077,910
	Western State College, Colorado
	Institutional Enterprise, SHEIP,
	Series A
1,160,000	5.000%, 05/15/24	Aa2/AA-/NR	1,317,192
	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,140,452
	Total Higher Education		61,609,031

	Hospital (9.7%)
	Colorado Health Facility Authority
	Hospital Revenue, Adventist
	Health/Sunbelt, Refunding
2,500,000	5.125%, 11/15/29	Aa3/AA-/AA	2,773,975
	Colorado Health Facility Authority
	Hospital Revenue, Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	Aa3/AA-/AA-	1,089,700
	Colorado Health Facility Authority
	Hospital Revenue, Evangelical
	Lutheran Project Refunding
1,575,000	5.250%, 06/01/19	A3/A-/NR	1,733,035
1,000,000	5.250%, 06/01/21	A3/A-/NR	1,097,760
2,000,000	5.250%, 06/01/24	A3/A-/NR	2,180,740
	Colorado Health Facility Authority
	Hospital Revenue, NCMC, Inc.
	Project
2,000,000	5.250%, 05/15/26 Series A AGMC
	Insured	NR/AA-/A+	2,206,200
	Colorado Health Facility Authority
	Hospital Revenue, Poudre Valley
	Health Care Series F Refunding
4,760,000	5.000%, 03/01/25	A1/A+/A+	4,963,395

13 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Colorado Health Facility Authority
	Hospital Revenue Refunding,
	Catholic Health, Series A
$2,000,000	5.250%, 07/01/24	Aa3/AA-/AA-	$2,307,320
	Colorado Health Facility Authority
	Hospital Revenue, Valley View
	Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/BBB+/NR	1,624,020
	Colorado Health Facility Authority,
	Catholic Health Initiatives, Series D
2,000,000	5.000%, 10/01/16	Aa3/AA-/AA-	2,279,980
1,000,000	6.000%, 10/01/23	Aa3/AA-/AA-	1,187,110
	Colorado Health Facility Authority,
	Sisters Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA/AA-	3,423,000
	Denver, Colorado Health & Hospital
	Authority Healthcare, Series A
	Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,209,260
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,640,820
	Park Hospital District Larimer County,
	Colorado Limited Tax Revenue
1,010,000	4.500%, 01/01/21 AGC Insured	A3/AA-/NR	1,056,107
	Total Hospital		31,772,422

	Housing (1.2%)
	Colorado Housing & Finance Authority
75,000	6.050%, 10/01/16 Series 1999A3	Aa2/NR/NR	75,748
	Colorado Housing & Finance Authority,
	Single Family Program Refunding
	Series B
10,000	5.000%, 08/01/13 Series 2001	A1/A/NR	10,003
	Colorado Housing & Finance Authority,
	Single Family Mortgage Class II
720,000	5.500%, 11/01/29	Aaa/AAA/NR	733,781

14 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Housing (continued)
	Colorado Housing Finance Authority,
	Single Family Mortgage Class III
	Series A-5
2,495,000	5.000%, 11/01/34	A2/A/NR	$2,573,318
	Colorado Housing and Finance
	Authority, Multi-Family Project
	C1-II Series A-2
495,000	5.400%, 10/01/29	Aa2/AA/NR	526,457
	Total Housing		3,919,307

	Lease (17.3%)
	Adams 12 Five Star Schools, Colorado
	COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,949,655
500,000	5.000%, 12/01/25	Aa3/A+/NR	558,585
	Adams County, Colorado Corrections
	Facility COP, Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,812,592
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,359,864
	Aurora, Colorado COP, Refunding
	Series A
1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	1,741,725
	Brighton, Colorado COP Refunding
	Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	A1/AA-/NR	2,094,097
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,172,500
	Colorado Educational & Cultural
	Facilities Authority, Aurora Academy
	Project
1,255,000	5.250%, 02/15/24 Syncora Guarantee,
	Inc. Insured	NR/A/NR	1,273,536
	Colorado Educational & Cultural
	Facilities Authority, Ave Maria
	School Project Refunding
1,000,000	4.850%, 12/01/25 Radian Insured	NR/NR/NR*	1,026,350

15 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Colorado Educational & Cultural
	Facilities Authority, Charter School -
	James, Refunding & Improvement
$3,000,000	5.000%, 08/01/27 AGC Insured	NR/AA-/NR	$3,149,730
	Colorado Educational & Cultural
	Facilities Authority, Peak to Peak
	Charter School, Refunding
1,500,000	5.250%, 08/15/24 Syncora Guarantee,
	Inc. Insured	NR/A/NR	1,548,270
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,387,900
	Colorado State BEST COP Series H
3,490,000	4.000%, 03/15/26	Aa2/AA-/NR	3,770,666
	Colorado State Higher Education
	Capital Construction Lease
3,000,000	5.250%, 11/01/23	Aa2/AA-/NR	3,573,210
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,988,116
	Denver, Colorado City and County
	COP (Botanical Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,349,732
	Douglas County, Colorado School
	District No. RE-1 Douglas & Elbert
	Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,394,000
	El Paso County, Colorado COP
	(Judicial Complex Project) Series A
1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	2,002,728
	El Paso County, Colorado COP (Pikes
	Peak Regional Development
	Authority)
1,925,000	5.000%, 12/01/18 AMBAC Insured
	(pre-refunded)	NR/AA-/NR	1,985,618
	Fort Collins, Colorado Lease COP Series A
3,020,000	4.750%, 06/01/18 AMBAC Insured
	(pre-refunded)	Aa1/NR/NR	3,176,376

16 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Fremont County, Colorado COP
	Refunding & Improvement Series A
$695,000	5.000%, 12/15/18 NPFG Insured
	(pre-refunded)	Baa2/NR/NR	$717,921
	Fremont County, Colorado COP
	Refunding & Improvement Series A,
	Unrefunded Portion
1,380,000	5.000%, 12/15/18 NPFG Insured	Baa2/NR/NR	1,415,149
	Garfield County, Colorado COP Public
	Library District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,118,060
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,127,899
	Pueblo, Colorado COP (Police
	Complex Project)
2,170,000	5.500%, 08/15/22 AGC Insured	Aa3/AA-/NR	2,498,516
	Rangeview Library District Project,
	Colorado COP
2,210,000	5.000%, 12/15/26 AGC Insured	Aa3/AA-/NR	2,431,376
1,000,000	5.000%, 12/15/28 AGC Insured	Aa3/AA-/NR	1,089,250
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	A2/AA-/NR	1,662,810
	Total Lease		56,376,231

	Sales Tax (7.6%)
	Boulder, Colorado General Fund
	Capital Improvement Projects
2,435,000	4.000%, 10/01/24	Aa1/AA+/NR	2,801,954
2,235,000	4.000%, 10/01/25	Aa1/AA+/NR	2,526,869
	Boulder County, Colorado Open Space
	Capital Improvement Series A
1,500,000	5.000%, 01/01/24 AGMC Insured
	(pre-refunded)	A2/AA/NR	1,621,185
	Castle Rock, Colorado Sales & Use
	Tax Revenue
1,015,000	4.000%, 06/01/25	Aa3/AA-/NR	1,117,322

17 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Commerce City, Colorado Sales & Use
	Tax Revenue
$1,000,000	5.000%, 08/01/21 AMBAC Insured	NR/A+/NR	$1,078,990
	Denver, Colorado City & County Excise
	Tax Revenue Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	A1/AA-/AA-	4,869,840
	Grand Junction, Colorado General Fund
1,900,000	5.000%, 03/01/23	NR/AA/NR	2,298,335
	Greeley, Colorado Sales & Use Tax
	Refunding
2,170,000	4.000%, 10/01/22	Aa3/AA/NR	2,521,757
	Gypsum County, Colorado Sales Tax
	& General Fund Revenue
1,690,000	5.250%, 06/01/30 AGC Insured	NR/AA-/NR	1,785,654
	Park Meadows Business Implementation
	District, Colorado Shared Sales Tax
	Revenue
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,588,635
	Pueblo, Colorado Urban Renewal
	Authority, Refunding & Improvement,
	Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,405,212
	Westminster, Colorado Economic
	Development Authority, Mandalay
	Gardens Urban Renewal Project
1,090,000	4.000%, 12/01/22	NR/A/NR	1,178,900
	Total Sales Tax		24,794,653

	Transportation (1.1%)
	Regional Transportation District,
	Colorado COP, Series A
3,500,000	5.000%, 06/01/25 AMBAC Insured	Aa3/A-/A+	3,713,255

	Water & Sewer (8.6%)
	Aurora, Colorado Water Improvement
	Revenue First Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA+	1,418,587

18 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Broomfield, Colorado Sewer and Waste
	Water Revenue
$1,975,000	4.000%, 12/01/21 AGMC Insured	A2/NR/NR	$2,219,090
1,550,000	5.000%, 12/01/24 AGMC Insured	A2/AA-/NR	1,832,519
	Broomfield, Colorado Water Activity
	Enterprise
3,385,000	5.000%, 12/01/21	A1/NR/NR	4,095,952
	Colorado Water Resource & Power
	Development Authority
2,675,000	5.000%, 09/01/16 NPFG Insured	Baa2/NR/NR	2,787,591
1,855,000	5.000%, 09/01/17 NPFG Insured	Baa2/NR/NR	1,929,386
2,000,000	4.000%, 09/01/22	Aaa/AAA/AAA	2,347,180
	Denver, Colorado City and County
	Board Water Commissioners Master
	Resolution, Refunding, Series B
1,000,000	4.000%, 12/15/22	Aa1/AAA/AAA	1,148,620
	Erie, Colorado Water Enterprise
	Revenue, Series A
1,000,000	5.000%, 12/01/25 AGMC Insured	A1/NR/NR	1,109,320
	Greeley, Colorado Water Revenue
1,920,000	4.200%, 08/01/24 NPFG Insured	Aa2/AA/NR	2,059,776
	Metro Wastewater Reclamation District,
	Colorado Sewer Improvement Bonds
1,140,000	5.000%, 04/01/25	Aa1/AAA/NR	1,388,805
	North Weld County, Colorado Water
	District Enterprise Revenue Refunding
1,465,000	4.000%, 11/01/22 AGMC Insured	NR/AA-/NR	1,695,708
	Parker, Colorado Water & Sanitation
	District Water & Sewer Enterprise
	Refunding
1,000,000	5.000%, 11/01/22 AGMC Insured	A2/AA-/NR	1,209,120
	Woodmoor, Colorado Water &
	Sanitation District #1 Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,878,683
	Total Water & Sewer		28,120,337

19 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Miscellaneous Revenue (0.9%)
	Colorado Educational & Cultural
	Facility Authority, Independent
	School Revenue Refunding, Kent
	Denver School Project
$1,000,000	5.000%, 10/01/30	NR/A/NR	$1,081,030
	Colorado Educational & Cultural
	Facility Authority, Independent
	School Revenue Refunding, Vail
	Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	1,989,606
	Total Miscellaneous Revenue		3,070,636
	Total Revenue Bonds		232,986,390
	Total Investments (cost $302,263,733
	– note 4)	98.3%	321,453,572
	Other assets less liabilities	1.7	5,498,829
	Net Assets	100.0%	$326,952,401

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

Percent of
Portfolio Distribution By Quality Rating (unaudited)	Investments1
Aaa of Moody’s or AAA of S&P or Fitch	1.7%
Pre Refunded Bonds2/Escrowed to Maturity Bonds	11.6
Aa of Moody’s or AA of S&P or Fitch	62.0
A of Moody’s or S&P or Fitch	17.4
Baa of Moody’s or BBB of S&P or Fitch	6.2
Not rated*	1.1
100.0%

20 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2013

1	Where applicable, calculated using the highest rating of the three NRSROs.
2	Pre-refunded bonds are bonds for which U.S. Govenment Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:

ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NCMC - Northern Colorado Medical Center
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program

See accompanying notes to financial statements.

21 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2013

ASSETS
Investments at value (cost $302,263,733)	$321,453,572
Cash	1,867,050
Interest receivable	4,208,325
Receivable for Fund shares sold	545,219
Other assets	11,895
Total assets	328,086,061
LIABILITIES
Payable for Fund shares redeemed	697,984
Dividends payable	143,883
Management fee payable	133,746
Distribution and service fees payable	6,693
Accrued expenses	151,354
Total liabilities	1,133,660
NET ASSETS	$326,952,401
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$302,613
Additional paid-in capital	307,520,698
Net unrealized appreciation on investments (note 4)	19,189,839
Accumulated net realized loss on investments	(123,789)
Undistributed net investment income	63,040
	$326,952,401
CLASS A
Net Assets	$233,026,585
Capital shares outstanding	21,571,600
Net asset value and redemption price per share	$10.80
Maximum offering price per share (100/96 of $10.80)	$11.25
CLASS C
Net Assets	$37,352,952
Capital shares outstanding	3,464,583
Net asset value and offering price per share	$10.78
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$10.78	*
CLASS Y
Net Assets	$56,572,864
Capital shares outstanding	5,225,120
Net asset value, offering and redemption price per share	$10.83

See accompanying notes to financial statements.

22 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
STATEMENTS OF OPERATIONS

	Three Months Ended	Year Ended
	March 31, 2013†	December 31, 2012
Investment Income:
Interest income	$2,991,332	$12,159,780

Expenses:
Management fees (note 3)	406,371	1,526,200
Distribution and service fees (note 3)	122,868	443,617
Legal fees	43,009	125,052
Trustees’ fees and expenses (note 8)	31,629	115,016
Auditing and tax fees	19,800	22,750
Transfer and shareholder servicing agent fees .	12,629	151,654
Shareholders’ reports and proxy statements	7,645	42,669
Registration fees and dues	6,479	11,507
Custodian fees (note 6)	6,241	25,396
Insurance	3,599	12,364
Chief compliance officer services (note 3)	1,363	5,452
Miscellaneous	7,341	33,286
Total expenses	668,974	2,514,963

Management fees waived (note 3)	(16,253)	(50,706)
Expenses paid indirectly (note 6)	(209)	(1,252)
Net expenses	652,512	2,463,005
Net investment income	2,338,820	9,696,775

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities
transactions	373,960	333,955
Change in unrealized appreciation on
investments	(3,083,288)	6,690,099

Net realized and unrealized gain (loss) on
investments	(2,709,328)	7,024,054
Net change in net assets resulting from
operations	$(370,508)	$16,720,829

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

23 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended	Year Ended	Year Ended
	March 31, 2013†	December 31, 2012	December 31, 2011
OPERATIONS:
Net investment income	$2,338,820	$9,696,775	$9,960,469
Net realized gain (loss) from
securities transactions	373,960	333,955	(776,492)
Change in unrealized
appreciation on investments	(3,083,288)	6,690,099	13,671,367
Change in net assets from
operations	(370,508)	16,720,829	22,855,344

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(1,736,579)	(7,502,001)	(7,925,888)

Class C Shares:
Net investment income	(189,076)	(759,993)	(720,167)

Class Y Shares:
Net investment income	(405,212)	(1,426,373)	(1,297,116)
Change in net assets from
distributions	(2,330,867)	(9,688,367)	(9,943,171)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	17,501,367	69,957,056	47,054,769
Reinvested dividends and
distributions	1,538,987	6,082,235	6,118,139
Cost of shares redeemed	(17,271,098)	(42,199,751)	(52,115,529)
Change in net assets from
capital share transactions	1,769,256	33,839,540	1,057,379
Change in net assets	(932,119)	40,872,002	13,969,552

NET ASSETS:
Beginning of period	327,884,520	287,012,518	273,042,966
End of period*	$326,952,401	$327,884,520	$287,012,518
*Includes undistributed net
investment income of:	$63,040	$59,640	$49,905

†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

24 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

1. Organization

     Tax-Free Fund of Colorado (the “Fund”), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. On April 30, 1998, the Fund established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. On December 1, 2012, the Board of Trustees approved a change in the Fund’s fiscal and tax year end from December to March.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

25 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2013:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs — Municipal Bonds*	321,453,572
Level 3 – Significant Unobservable Inputs	—
Total	$321,453,572

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

26 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

Management has reviewed the tax positions for each of the open tax years (2010-2012) or expected to be taken in the Fund’s 2013 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2013, the Fund decreased undistributed net investment income by $4,550 and increased additional paid-in capital by $4,550 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% of net assets of the Fund. For the three months ended March 31, 2013, the Manager contractually waived fees to the extent necessary in order to pass savings through to the shareholders with respect to the Sub-Advisory Agreement such that its fees are as follows: the annual rate shall be equivalent to 0.48 of 1% of net assets of the Fund up to $400 million; 0.46 of 1% of the Fund’s net assets above that amount to $1 billion and 0.44 of 1% of the Fund’s net assets above $1 billion. For the three months ended March 31, 2013, the Fund incurred management fees of $406,371 of which $16,253 was waived. For the year ended December 31, 2012, the Fund incurred management fees of $1,526,200 of which $50,706 was waived.

27 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1%. For the three months ended March 31, 2013, the Sub-Adviser agreed to waive its fee such that its annual rate of fees is at 0.18 of 1% of net assets of the Fund up to $400 million; 0.16 of 1% of net assets above $400 million up to $1 billion; and 0.14 of 1% of net assets above $1 billion.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Board of Trustees and shareholders approved an amendment to the Fund’s Distribution Plan applicable to Class A Shares which permits the Fund to make distribution fee payments at the rate of up to 0.15 of 1% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05 of 1%. For the three months ended March 31, 2013, distribution fees on Class A Shares amounted to $29,244 of which the Distributor retained $1,012. For the year ended December 31, 2012, distribution fees on Class A Shares amounted to $114,639 of which the Distributor retained $4,376.

28 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the three months ended March 31, 2013, these payments amounted to $70,218 and for the year ended December 31, 2012, amounted to $246,733. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25 of 1% of the Fund’s average net assets represented by Class C Shares. For the three months ended March 31, 2013, these payments amounted to $23,406 and for the year ended December 31, 2012, amounted to $82,245. For the three months ended March 31, 2013, the total of these payments with respect to Class C Shares amounted to $93,624 of which the Distributor retained $20,266. For the year ended December 31, 2012, the total of these payments with respect to Class C Shares amounted to $328,978 of which the Distributor retained $64,820.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such intermediaries. For the three months ended March 31, 2013, total commissions on sales of Class A Shares amounted to $70,258 of which the Distributor received $13,754. For the year ended December 31, 2012, total commissions on sales of Class A Shares amounted to $532,950 of which the Distributor received $129,737.

4. Purchases and Sales of Securities

     During the three months ended March 31, 2013, purchases of securities and proceeds from the sales of securities aggregated $11,296,986 and $7,311,659, respectively.

     At March 31, 2013, the aggregate tax cost for all securities was $302,200,693. At March 31, 2013, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $20,253,821 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,000,942 for a net unrealized appreciation of $19,252,879.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

29 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

7. Capital Share Transactions

     Transactions in Capital Shares of the Fund were as follows:

	Three Months
	Ended	Year Ended	Year Ended
	March 31, 2013	December 31, 2012	December 31, 2011
SHARES
Class A Shares:
Shares sold	507,580	2,894,074	2,293,034
Reinvested distributions	106,177	441,917	474,843
Shares redeemed	(1,045,819)	(2,121,503)	(3,000,623)
Net change	(432,062)	1,214,488	(232,746)
Class C Shares:
Shares sold	273,200	1,298,658	1,018,431
Reinvested distributions	13,570	53,102	51,116
Shares redeemed	(343,294)	(594,130)	(849,482)
Net change	(56,524)	757,630	220,065
Class Y Shares:
Shares sold	826,794	2,250,024	1,224,679
Reinvested distributions	22,029	65,822	65,185
Shares redeemed	(202,750)	(1,179,280)	(1,214,145)
Net change	646,073	1,136,566	75,719
Total transactions in
Fund shares	157,487	3,108,684	63,038
DOLLARS
Class A Shares:
Proceeds from shares sold	$5,526,382	$31,428,019	$23,781,844
Reinvested distributions	1,152,419	4,791,940	4,914,368
Cost of shares redeemed	(11,355,055)	(22,999,092)	(30,819,974)
Net change	(4,676,254)	13,220,867	(2,123,762)
Class C Shares:
Proceeds from shares sold	2,959,386	14,066,159	10,588,409
Reinvested distributions	147,008	574,611	528,259
Cost of shares redeemed	(3,710,789)	(6,408,991)	(8,765,597)
Net change	(604,395)	8,231,779	2,351,071
Class Y Shares:
Proceeds from shares sold	9,015,599	24,462,878	12,684,516
Reinvested distributions	239,560	715,684	675,512
Cost of shares redeemed	(2,205,254)	(12,791,668)	(12,529,958)
Net change	7,049,905	12,386,894	830,070
Total transactions in
Fund shares	$1,769,256	$33,839,540	$1,057,379

30 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013

8. Trustees’ Fees and Expenses

     At March 31, 2013 there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the three months ended March 31, 2013 was $25,899 and for the year ended December 31, 2012, the amount was $96,114. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the three months ended March 31, 2013, such meeting-related expenses amounted to $5,730 and for the year ended December 31, 2012, amounted to $18,902.

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2013, the Fund had capital loss carry forwards of $123,789 of which $55,212 expires in 2017 and $68,577 has no expiration and retains its character of short-term.

31 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2013
The tax character of distributions:

	Three Months
	Ended	Year Ended December 31,
	March 31, 2013	2012	2011
Net tax-exempt income	$2,330,161	$9,687,040	$9,943,171
Ordinary income	709	1,327	–
	$2,330,870	$9,688,367	$9,943,171

 As of March 31, 2013 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$143,883
Unrealized appreciation	19,252,879
Other temporary differences	(267,672)
$19,129,090

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of market discount amortization.

11. Ongoing Development

Beginning in December 2007, the three major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) downgraded or eliminated ratings of the municipal bond insurance companies due to loss of capital from investments in subprime mortgages. Only a few insurers are now deemed to be investment grade. Thus, while certain bonds have insurance, some are no longer rated based upon the ratings of their insurers. Furthermore, because the ability of many of the Fund’s insurers to pay claims has been downgraded, the protection of such insurance has been diminished, and there is no assurance that some of them may be relied upon for payment.

32 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

			Class A

	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.89		$10.63	$10.14	$10.39	$9.88	$10.23
Income (loss) from investment operations:
Net investment income(1)	0.08		0.35	0.39	0.40	0.40	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.09)		0.26	0.49	(0.25)	0.52	(0.34)
Total from investment operations	(0.01)		0.61	0.88	0.15	0.92	0.06
Less distributions (note 10):
Dividends from net investment income	(0.08)		(0.35)	(0.39)	(0.40)	(0.41)	(0.41)
Distributions from capital gains	–		–	–	–	–	–
Total distributions	(0.08)		(0.35)	(0.39)	(0.40)	(0.41)	(0.41)
Net asset value, end of period	$10.80		$10.89	$10.63	$10.14	$10.39	$9.88
Total return(not reflecting sales charge)	(0.10	)%(2)	5.85%	8.81%	1.38%	9.42%	0.57%
Ratios/supplemental data
Net assets, end of period (in millions)	$233		$240	$221	$213	$213	$183
Ratio of expenses to average net assets	0.70	%(3)	0.71%	0.75%	0.73%	0.77%	0.80%
Ratio of net investment income to
average net assets	2.98	%(3)	3.27%	3.75%	3.81%	3.94%	3.90%
Portfolio turnover rate	2	%(2)	15%	13%	14%	12%	25%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.72	%(3)	0.73%	–	–	–	–
Ratio of net investment income to
average net assets	2.96	%(3)	3.26%	–	–	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.70	%(3)	0.71%	0.75%	0.73%	0.77%	0.79%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

33 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

			Class C

	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.87		$10.61	$10.12	$10.37	$9.86	$10.21
Income (loss) from investment operations:
Net investment income(1)	0.05		0.25	0.29	0.30	0.30	0.30
Net gain (loss) on securities (both
realized and unrealized)	(0.09)		0.26	0.49	(0.25)	0.52	(0.34)
Total from investment operations	(0.04)		0.51	0.78	0.05	0.82	(0.04)
Less distributions (note 10):
Dividends from net investment income	(0.05)		(0.25)	(0.29)	(0.30)	(0.31)	(0.31)
Distributions from capital gains	–		–	–	–	–	–
Total distributions	(0.05)		(0.25)	(0.29)	(0.30)	(0.31)	(0.31)
Net asset value, end of period	$10.78		$10.87	$10.61	$10.12	$10.37	$9.86
Total return(not reflecting CDSC)	(0.33	)%(2)	4.86%	7.80%	0.42%	8.40%	(0.39)%
Ratios/supplemental data
Net assets, end of period (in millions)	$37		$38	$29	$26	$14	$8
Ratio of expenses to average net assets	1.65	%(3)	1.66%	1.70%	1.67%	1.71%	1.75%
Ratio of net investment income to
average net assets	2.03	%(3)	2.31%	2.79%	2.83%	2.95%	2.95%
Portfolio turnover rate	2	%(2)	15%	13%	14%	12%	25%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	1.67	%(3)	1.68%	–	–	–	–
Ratio of net investment income to
average net assets	2.01	%(3)	2.30%	–	–	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.65	%(3)	1.66%	1.70%	1.67%	1.71%	1.74%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

34 | Tax-Free Fund of Colorado

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

			Class Y

	Three Months		Year Ended December 31,
	3/31/13 Ended†		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.92		$10.66	$10.16	$10.41	$9.90	$10.25
Income (loss) from investment operations:
Net investment income(1)	0.08		0.36	0.39	0.40	0.41	0.40
Net gain (loss) on securities (both
realized and unrealized)	(0.09)		0.26	0.50	(0.25)	0.51	(0.33)
Total from investment operations	(0.01)		0.62	0.89	0.15	0.92	0.07
Less distributions (note 10):
Dividends from net investment income	(0.08)		(0.36)	(0.39)	(0.40)	(0.41)	(0.42)
Distributions from capital gains	–		–	–	–	–	–
Total distributions	(0.08)		(0.36)	(0.39)	(0.40)	(0.41)	(0.42)
Net asset value, end of period	$10.83		$10.92	$10.66	$10.16	$10.41	$9.90
Total return	(0.08	)%(2)	5.89%	8.96%	1.44%	9.47%	0.63%
Ratios/supplemental data
Net assets, end of period (in millions)	$57		$50	$37	$34	$24	$11
Ratio of expenses to average net assets	0.65	%(3)	0.66%	0.70%	0.67%	0.72%	0.75%
Ratio of net investment income to
average net assets	3.03	%(3)	3.31%	3.80%	3.85%	3.97%	3.96%
Portfolio turnover rate	2	%(2)	15%	13%	14%	12%	25%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.67	%(3)	0.68%	–	–	–	–
Ratio of net investment income to
average net assets	3.01	%(3)	3.30%	–	–	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.65	%(3)	0.66%	0.70%	0.67%	0.72%	0.74%
_________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
†	Effective December 1, 2012, the Fund changed its fiscal year end from December 31 to March 31. The information presented is for the period January 1, 2013 to March 31, 2013.

See accompanying notes to financial statements.

35 | Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1)
and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee since 2000 and President since 1999
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees

Anne J. Mills Highlands Ranch, CO (1938)	Chair of the Board of Trustees since 2005 and Trustee since 1987	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

36 | Tax-Free Fund of Colorado

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Tucker Hart Adams Colorado Springs, CO (1938)	Trustee since 1989	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Current or former Director of: Avista Labs (fuel cells), AgAmerica Farm Credit Bank (agricultural credit), Guaranty National Corporation (property and casualty insurance), Montana Power company (utility), ROC Communities (manufactured housing), Touch America Holdings, Inc. (telecommunications) and Mortgage Analysis Computer Corp., United Bank of Arapahoe, United Bank of Garden of the Gods and United Bank of Academy Place.

Ernest Calderón Phoenix, AZ (1957)	Trustee since 2009	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm (effective November 1, 2012); Founder, Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, regent emeritus and president emeritus Arizona Board of Regents; adjunct faculty, Northern Arizona University and Arizona State University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute	3	None

37 | Tax-Free Fund of Colorado

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Thomas A. Christopher Danville, KY (1947)	Trustee since 2004	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chariman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None

Gary C. Cornia Orem, UT (1948)	Trustee since 2000	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	6	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA`

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee since 2009	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	5	None

Lyle W. Hillyard Logan, UT (1940)	Trustee since 2006	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

38 | Tax-Free Fund of Colorado

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John C. Lucking Phoenix, AZ (1943)	Trustee since 2000	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	John C. Lincoln Health Foundation

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President since 2009
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

39 | Tax-Free Fund of Colorado

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Craig T. DiRuzzo Denver, CO (1976)	Vice President since 2013
Vice President, Tax-Free Fund of Colorado, and Regional Sales Manager of the Distributor, since 2013; Regional Vice President, B I C Group, LLC, Denver, CO, 2012; Vice President, Wellesley Investment Advisors, Denver, CO, 2011-2012; Mutual Funds Sales Director, UBS Global Asset Management, Denver, CO, 2004-2010, Internal Investment Consultant, 2002-2004.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_____________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Fund.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

40 | Tax-Free Fund of Colorado

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2013

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	0.49%	$1,000.00	$1,004.90	$3.50
Class C	0.02%	$1,000.00	$1,000.20	$8.23
Class Y	0.61%	$1,000.00	$1,006.10	$3.25

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.70%, 1.65% and 0.65% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

41 | Tax-Free Fund of Colorado

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2013

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.44	$3.53
Class C	5.00%	$1,000.00	$1,016.70	$8.30
Class Y	5.00%	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the annualized expense ratio of 0.70%, 1.65% and 0.65% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

42 | Tax-Free Fund of Colorado

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     Contract review materials were provided to the Trustees in February 2013. The independent Trustees met telephonically in February, 2013 and in person in March, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in March, 2013, based on their evaluation of the information provided by the Manager and the Sub-Adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until April 30, 2014. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s portfolio manager, Mr. Christopher Johns. The portfolio manager, based in Denver, Colorado, has provided local information regarding specific holdings in the Fund’s portfolio, a particular advantage as to holdings with less than the highest ratings from the rating agencies.

     The Trustees considered that the Manager and the Sub-Adviser had provided all administrative and advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

43 | Tax-Free Fund of Colorado

     The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s shareholder servicing agent and custodian.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund and the Manager and the Sub-Adviser.

     The Trustees reviewed each aspect of the Fund’s performance and compared its performance with that of its local competitors (as identified by the Manager), its peer group (i.e., Morningstar single-state intermediate tax-free municipal bond funds nationwide), and its benchmark index, the Barclays Capital Quality Intermediate Municipal Bond Index. It was noted that the Fund’s performance generally exceeded the performance of its Morningstar peer group and that the Fund’s performance exceeded the performance of its benchmark index for the one and three year periods ended December 31, 2012. It also was noted that some of the Fund’s local competitors had performed better than the Fund over certain time periods, but that the Fund’s returns were somewhat less volatile than those of its local competitors. The Trustees discussed the Fund’s performance record with the Manager and the Sub-Adviser and considered the Manager’s and Sub-Adviser’s view that the Fund’s performance, as compared to its local competitors, was explained in part by the Fund’s generally higher-quality portfolio and its historical intermediate maturity structure. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees considered these results to be consistent with the investment objectives of the Fund.

     The Trustees concluded that the performance of the Fund was acceptable in light of market conditions, the length of its average maturities, its portfolio quality, its investment objectives and the long-standing efforts of the Sub-Adviser to minimize risk, observing that the Fund’s Sharpe and Treynor ratios, which measure risk-adjusted return, were generally more favorable than those of the Fund’s local competitors. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationship with the Fund.

     The information provided by the Manager in connection with renewal contained advisory fee and expense data for the Fund and its peer group. The Trustees considered that the Manager, not the Fund, paid the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement retained by the Manager. The materials also showed the profitability to the Manager and the Sub-Adviser of their services to the Fund, as well as the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

     The Trustees compared the advisory fee and expense data with respect to the Fund to similar data about other funds that they found to be relevant. The Trustees concluded that the advisory fee and expenses of the Fund were similar to and were reasonable as compared to those advisory fees and expenses being paid by the Fund’s Morningstar peer group and that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

44 | Tax-Free Fund of Colorado

     The Trustees considered information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees noted that the Distributor did not derive profits from its relationship with the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that the Manager and the Sub-Adviser have agreed that the Sub-Adviser waive a portion of its sub-advisory fees and to introduce breakpoints in its fee which would be realized as the Fund grows. Under the fee waiver agreement the Manager will compensate the Sub-Adviser at the annual rate of 0.18 of 1% on the Fund’s net assets up to $400 million; 0.16% on assets above that amount to $1 billion in net assets and 0.14% on net assets thereafter, rather than the contractual 0.20 of 1% fee. Additionally, the Trustees noted that the Manager agreed to waive its fees to the extent necessary in line with and so long as the Sub-Adviser waives its sub-advisory fees under the fee waiver proposal. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

45 | Tax-Free Fund of Colorado

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www. aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2012 the Fund did not hold any portfolio securities for which the Fund was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at wwwsec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2013, $2,330,161 of dividends paid by Tax-Free Fund of Colorado, constituting 99.97% of total dividends paid during fiscal year 2013 were exempt-interest dividends; and the balance was ordinary income.

     Prior to February 15, 2013, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2012 calendar year.

46 | Tax-Free Fund of Colorado

PRIVACY NOTICE (unaudited)

Tax-Free Fund of Colorado

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

47 | Tax-Free Fund of Colorado

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Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
1600 Broadway, Suite 1100
Denver, Colorado 80202
Board of Trustees
Anne J. Mills, Chair
Tucker Hart Adams
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Craig T. DiRuzzo, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2013 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's board of trustees has determined that Ms. Anne J. Mills, a member of its audit committee, is an audit committee financial expert.  Ms. Mills is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $19,300 in 2012 and $16,400 in 2013.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,400 and $3,400 in 2012 and 2013, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE FUND OF COLORADO

By:	/s/ Diana P. Herrmann
President and Trustee June 3, 2013

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer June 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee June 3, 2013

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 3, 2013

TAX-FREE FUND OF COLORADO

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.